Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.37

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 to License Agreement (“Amendment No. 1”) is entered into effective as of January 1, 2013 (“Amendment Effective Date”) by and among the following:

Alcon Pharmaceuticals Ltd., a company organized and existing under the laws of Switzerland, having its principal place of business at Rue Louis D’Affry 6, CH1701 Fribourg, Switzerland; and

Bausch & Lomb Incorporated, a New York corporation, having its headquarters at One Bausch & Lomb Place, Rochester, New York 14604-2701.

The Parties hereby agree as follows:

1. Capitalized terms used but not defined in this Amendment No. 1 shall have the meaning provided in the License Agreement.

2. “License Agreement” as used herein shall mean that certain License Agreement entered into by the Parties having an Effective Date of July 1, 2004.

3. Section 3.01 of the License Agreement shall be deemed amended as of the Amendment Effective Date, such that B&L shall pay royalties to Alcon Pharmaceuticals Ltd. (instead of CIBA Vision AG) during the remaining term of the License Agreement of [***] of the Net Sales of B&L Licensed Products. The Parties acknowledge and agree, for purposes of clarity, that the foregoing royalty rate shall apply to Net Sales of B&L Licensed Products that occur on or after the Amendment Effective Date of January 1, 2013.

4. This Amendment No. 1 shall constitute an amendment of the License Agreement entered into in accordance with Section 12.04 of the License Agreement.

5. Except as expressly set forth herein, the License Agreement shall continue in full force and effect, in accordance with the terms and conditions set forth therein.

6. This Amendment No. 1 may be executed in separate counterparts, each of which so executed and delivered shall constitute an original, but all such counterparts shall together constitute one and the same instrument. Any such counterpart may comprise one or more duplicates or duplicate signature pages any of which may be executed by less than all of the Parties, provided that each Party executes at least one such duplicate or duplicate signature page. A copy of an executed original of this Amendment No. 1 shall be admissible in evidence for all purposes in any legal proceeding as between the Parties.

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Each of the Parties has caused this Amendment No. 1 to be executed by its respective duly-authorized officer as of the Amendment Effective Date.

ALCON PHARMACEUTICALS LTD.

By:	Lawrence St. John	/s/ Lawrence St. John

Title:	Authorized Signatory

Date:	March 08th, 2013

By:	Christopher Arber	/s/ Christopher Arber

Title:	Authorized Signatory

Date:	March 08th, 2013

BAUSCH & LOMB INCORPORATED

By:	/s/ A. Robert D. Bailey

A. Robert D. Bailey

Title:	Executive VP & General Counsel

Date:	March 15, 2013